NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                           CUSIP NO. 498521 10 3

NUMBER                                                                    SHARES
 2745
                          KLEIN ENGINES & COMPETITION
                                COMPONENTS, INC.

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT

                                  [SAMPLE ONLY]

IS THE RECORD HOLDER OF


   -- Shares of KLEIN ENGINES & COMPETITION COMPONENTS, INC. common stock -- transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Merlin Gunderson                         /s/ Thomas G. Klein
----------------------------                 ---------------------------
                   Secretary                                   President

                  KLEIN ENGINES & COMPETITION COMPONENTS, INC.
                                    CORPORATE
                                      SEAL
                                     NEVADA

                                                  TRANSFER AGENT AND REGISTRAR
                                                    COLONIAL STOCK TRANSFER
                                                      SALT LAKE CITY, UTAH 84111

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                        COUNTERSIGNED AND REGISTERED
                                        BY:
                                                  AUTHORIZED SIGNATURE

NOTICE:  Signature must be guaranteed by a firm which is a member of a registered  national stock exchange,  or by a bank (other than a saving bank), or a trust company.  The following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

             TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ..........Custodian..........
             TEN ENT -- as tenants by the entireties                            (Cust)            (Minor)
             JT TEN -- as joint tenants with right of                         under Uniform Gifts to Minors
                       survivorship and not as tenants                        Act .........................
                       in common                                                          (State)

                                       Additional abbreviations may also be used though not in the above list.

          For Value Received, ____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________


       _________________________________________________________________________
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
               WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER